Exhibit 10.4

September 14, 2005

Israel Growth Partners Acquisition Corp.

Ziv Towers Building D

24 Raoul Wallenberg St.

Tel-Aviv 69719

Israel

HCFP/Brenner Securities LLC

888 Seventh Avenue, 17th Floor

New York, New York 10106

Re:	Initial Public Offering

Ladies and Gentlemen:

The undersigned officer, director and security holder of Israel Growth Partners Acquisition Corp. (the “Company”), in consideration of HCFP/Brenner Securities LLC’s (“Brenner”) willingness to underwrite an initial public offering of the securities of the Company (the “IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

1. In the event that the Company fails to consummate a Business Combination within 15 months from the effective date (“Effective Date”) of the registration statement relating to the IPO (or 21 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to (i) cause the Trust Fund to be liquidated and distributed to the holders of the shares of Class B common stock sold in the Company’s IPO and (ii) liquidate as soon as reasonably practicable. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Securities (each a “Claim”) and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold, or by any target business, only in the event that such vendor, other person or target business did not execute an agreement waiving any right, title, interest or claim of any kind in or to any amounts held in the Trust Fund, and only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund; provided, however, that such indemnification obligation shall not extend to claims of target businesses brought under Israeli law or in Israeli courts.

Israel Growth Partners Acquisition Corp.

HCFP/Brenner Securities LLC

September 14, 2005

2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company’s stockholders from a financial perspective.

4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate (“Affiliate”) of the undersigned will be entitled to receive and will not accept any compensation or fees of any kind, including finder’s and consulting fees, prior to, or for services they rendered in order to effectuate, the Business Combination; provided, however, that Mercator Research Ltd. (“MRL”), an Affiliate of the undersigned, shall be allowed to charge to the Company an allocable share of MRL’s overhead, up to $7,500 per month to compensate MRL for the Company’s use of MRL’s offices, utilities and personnel. The undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

6. The undersigned agrees not to sell any of his Insider Securities until the Company’s completion of a Business Combination.

7. The undersigned agrees to be the Executive Vice President, Secretary and a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the distribution of the Trust Fund. The undersigned’s biographical information furnished to the Company and Brenner and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s Questionnaire furnished to the Company and Brenner and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

(a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

Israel Growth Partners Acquisition Corp.

HCFP/Brenner Securities LLC

September 14, 2005

(b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as the Executive Vice President, Secretary and a member of the Board of Directors of the Company.

9. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Brenner and its legal representatives or agents (including any investigative search firm retained by Brenner) any information they may have about the undersigned’s background and finances (“Information”). Neither Brenner nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection. Brenner shall only use such Information for the limited purpose of reviewing the history and background of the undersigned in connection with his position as an officer, director or securityholder of the Company and shall keep such Information confidential and shall use its best efforts to cause any of its employees and other authorized persons, who have access to such Information, to observe the same restrictions described herein.

10. As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) “Insiders” shall mean all officers, directors and securityholders of the Company immediately prior to the IPO; (iii) “Insider Securities” shall mean all of the shares of common stock, Class W Warrants and Class Z Warrants (and all shares

Israel Growth Partners Acquisition Corp.

HCFP/Brenner Securities LLC

September 14, 2005

of common stock underlying such securities) of the Company owned by an Insider prior to the IPO; and (iv) “Trust Fund” shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the shares of Class B common stock issued in the Company’s IPO as contemplated by the Company’s prospectus relating to the IPO.

David Silberg Print Name of Insider

/s/ David Silberg
Signature

Exhibit A

David Silberg has been our Executive Vice President and a Director since our inception. In 2000, Mr. Silberg joined Mercator Capital L.L.C. and since that time he has served as Managing Director of Mercator Research Ltd., an entity that provides research and other services for Mercator Capital L.L.C. in Israel, where he developed its business and positioned it amongst the Israeli high-tech community. Mr. Silberg manages the firm’s cross-border investment banking activities in Israel, advising in the execution of various strategic acquisitions and divestitures, as well as serving as the firm’s legal advisor. From 2000 to September 2003, Mr. Silberg also served as a Director in Israel’s National Water Company “Mekorot” as an Israeli Government Appointee and as Chairman of its Security Committee, as well as on both its audit and development committees. From 1974 until 2000, Mr. Silberg held various positions in the Israeli Prime Minister’s office, reaching the rank of Head of Directorate (equivalent to Brigadier-General). While at the Prime Minister’s office, he was, among other things, responsible for high level legal, diplomatic, financial and defense assignments and played an active role in the peace negotiations between various Israeli Prime Ministers and Arab heads of state, which culminated in the 1994 Middle East peace agreements. In 1994, Mr. Silberg was awarded a Distinction of Honor from the Israeli Prime Minister’s Office for outstanding and breakthrough achievements in the execution of his national assignments. In 1999, Mr. Silberg attended the INSEAD Business School near Paris. In 1984, Mr. Silberg received an LL.B. degree from Tel-Aviv University Law School. Mr. Silberg received an M.A., with honors, in Political Science from the Haifa University in 1995 and is a graduate of Israel’s National Defense College.